Exhibit 99.1
NEWPARK RESOURCES, INC.
CORPORATE GOVERNANCE GUIDELINES
     The following Corporate Governance Guidelines (the “Guidelines”) has been approved by the Board of Directors (the “Board”) of Newpark Resources, Inc. (“Newpark” or the “Company”), and, along with the Company’s Code of Ethics and the charters of its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, constitutes the framework for the governance of Newpark. These Guidelines may be revised periodically to maintain its relevance and efficacy.
     1. Board Membership.
          1.1 Number of Directors. The Bylaws provide that the number of directors is a minimum of five and a maximum of ten, with the exact number to be set by the Board.
          1.2 Director Qualifications. The general qualification criteria for Board membership are set forth below. The Nominating and Corporate Governance Committee may establish different or additional criteria from time to time.
•	Each director shall be a person of the highest integrity and character.

•	Each director shall be willing and able to devote sufficient time to satisfy the director responsibilities set forth in Section 3 below and such additional responsibilities as may be determined from time to time by the Board or Nominating and Corporate Governance Committee.

•	Each director shall have the objectivity, ability and desire to represent the interests of the stockholders as a whole, free from any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director.
          1.3 Independence.
                    (a) At least a majority of the directors must be “Independent Directors,” hereby defined as follows:
•	an “independent director,” as defined under the rules of the New York Stock Exchange or other securities exchange or association on which Newpark stock is listed or traded, as amended from time to time (the “Rules”), except as may be otherwise permitted under the Rules; and

•	a “non-employee director,” as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
                    (b) Whenever it is necessary for the Board to determine whether a relationship between Newpark and a director or prospective director is material (such that the individual cannot be considered an Independent Director), the Board shall consider all relevant facts and circumstances.
          1.4 No Term Limits. Each director’s term expires when his or her successor is elected, and he or she may be re-elected. There is no limit on the number of terms, consecutive or not, for which a director may be elected.
          1.5 Retirement Age. Any person who is 72 years of age or more shall not be eligible to be elected as a director or to hold a directorship; provided, however, that any person who reaches the age of 72 while a director may serve the remainder of his or her term of office until the next annual stockholders meeting.
          1.6 Majority Vote Principle.
                    (a) In an uncontested election of directors (i.e., an election where the number of nominees is not greater than the number of directors to be elected), any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election shall, unless such nominee has previously submitted an irrevocable resignation in accordance with paragraph (b) below, promptly tender his or her resignation to the Chairman of the Board following certification of the stockholder vote.
                    (b) The Board may require, in order for any incumbent director to become a nominee of the Board for further service on the Board, such incumbent director to submit to the Board an irrevocable resignation, which shall become effective upon the occurrence of all of the following conditions: (i) such person having been elected a director in an upcoming uncontested election of directors, (ii) such person not receiving a greater number of votes “for” his or her election than votes “withheld” from his or her election in any uncontested election of directors, and (iii) acceptance of such resignation by the Board in accordance with the procedures set forth in these Guidelines for such purpose.
                    (c) The Nominating and Corporate Governance Committee will promptly consider the resignation submitted by a director receiving a greater number of votes “withheld” from his or her election than votes “for” his or her election, and the Nominating and Corporate Governance Committee will recommend to the Board whether to accept or reject the tendered resignation. In considering whether to accept or reject the tendered resignation, the Nominating and Corporate Governance Committee will consider all factors deemed relevant by the members of the Nominating and Corporate Governance Committee, including, without limitation: the stated reasons why stockholders “withheld” votes for election from such director; the length of service and qualifications of the director whose resignation has been tendered; the director’s contributions to the Company; the relevant provisions of these Guidelines; compliance with listing standards; and the best interests of all stockholders.
                    (d) The Board will act on the Nominating and Corporate Governance Committee’s recommendation no later than 90 days following the date of the certification of the stockholder vote. In considering the Nominating and Corporate Governance Committee’s recommendation, the Board will consider the factors considered by the Nominating and Corporate Governance Committee and such additional information and factors the Board believes to be relevant. Following the Board’s decision on the Nominating and Corporate Governance Committee’s recommendation, the Company will promptly publicly disclose the

Board’s decision whether to accept the resignation as tendered (providing an explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation) in a Form 8-K filed with the United States Securities and Exchange Commission.
                    (e) To the extent that one or more directors’ resignations are accepted by the Board, the Nominating and Corporate Governance Committee will recommend to the Board whether to fill such vacancy or vacancies or to reduce the size of the Board.
                    (f) Any director who tenders his or her resignation pursuant to this provision will continue to serve on the Board and remain active and engaged in Board and Committee proceedings while the Nominating and Corporate Governance Committee and the Board decide whether to accept or reject the tendered resignation; provided, however, such director will not participate in the Nominating and Corporate Governance Committee recommendation or Board consideration regarding whether or not to accept the tendered resignation. If a majority of the members of the Nominating and Corporate Governance Committee received a greater number of votes “withheld” from their election than votes “for” their election at the same election, then the independent directors who are on the Board who did not receive a greater number of votes “withheld” from their election than votes “for” their election (or who were not standing for election) will appoint a special Board committee amongst themselves solely for the purpose of considering the tendered resignations and will recommend to the Board whether to accept or reject them. This special Board committee may, but need not, consist of all of the independent directors who did not receive a greater number of votes “withheld” from their election than votes “for” their election or who were not standing for election. If the number of independent directors on the Board who did not receive a greater number of votes “withheld” from their election than votes “for” their election together with the directors who were not standing for reelection is two or less, then the decision to accept or reject the tendered resignation shall be made by the Board, subject to the provisions of the initial sentence of this Section 1.6(f).
                    (g) This corporate governance guideline will be summarized or included in each proxy statement relating to an election of directors of the Company.
     2. Board Committees.
          2.1 The Board has established three committees that are integral to the corporate governance of the Company. They are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, and their charters are attached to these Guidelines as Exhibits A, B and C, respectively.
                    (a) As set forth in its charter, the purpose of the Audit Committee is to provide independent review and oversight of: the integrity of the Company’s financial statements; the financial reporting process; the Company’s systems of internal accounting and financial controls; the performance of the Company’s internal audit function and independent auditors; the independent auditor’s qualifications and independence; and the Company’s compliance with ethics policies and legal and regulatory requirements.
                    (b) As set forth in its charter, the purpose of the Compensation Committee is to discharge the Board’s responsibilities with respect to all forms of compensation of the Company’s senior officers, administer the Company’s equity incentive plans and produce an annual report on executive compensation for inclusion in the Company’s proxy statement.
                    (c) As set forth in its charter, the purpose of the Nominating and Corporate Governance Committee is to assist and advise the Board with respect to the size, composition and functions of the Board, to identify individuals qualified to become members of the Board and to recommend that the Board select a group of qualified nominees for each annual meeting of the Company’s stockholders, and to develop and recommend to the Board a set of corporate governance principles applicable to the Company.
          2.2 The Board may establish other committees from time to time in accordance with the Bylaws.
     3. Director Responsibilities. Each director is expected to devote sufficient time to the affairs of Newpark to fulfill the responsibilities of a director and a member of each committee on which he or she serves, including developing and maintaining sufficient knowledge of Newpark and its industry; reviewing and analyzing reports and other information important to Board and committee responsibilities, preparing for, attending and participating in Board and committee meetings and participating in the orientation and continuing education programs offered by Newpark.
     4. Meetings of Non-Employee Directors. The Nominating and Corporate Governance Committee shall schedule in advance and convene at least two regular meetings during each calendar year for the non-employee directors, without senior management present. The Committee may require the presence at such meetings or portions thereof of such management employees, if any, including senior management and subordinate management, as the members of the Committee shall determine. The non-employee directors may meet without management present at such other times as they shall determine. Such meetings (in addition to the two regularly scheduled meetings) may be called by any two non-employee directors or by the Chairman of the Nominating and Corporate Governance Committee.
     5. Access to Senior Management. The Board, as well as the non-employee directors and each Board Committee involved in corporate governance, shall have complete access to the management of Newpark at reasonable times during normal business hours.
     6. Code of Ethics. The Nominating and Corporate Governance Committee shall develop and recommend to the Board a Code of Ethics to be maintained by the Company. The Nominating and Corporate Governance Committee shall be responsible for amending the Code of Ethics from time to time, as needed, and the Audit Committee shall oversee compliance therewith.
     7. Compensation of Directors. The Board shall determine the compensation and benefits of the non-employee directors, taking into account the recommendations of the Nominating and Corporate Governance Committee and the Compensation Committee. In making their recommendations and decision, the Committee and the Board shall take into account one or more of the following factors and such other factors as they deem relevant: (a) the compensation paid to their directors by companies in the industries served by Newpark that are deemed by the Committee and Board to be comparable in size and scope to Newpark; (b) the amount of time and effort that the directors are required to expend in order to discharge their duties; (c) attempting to align the directors’ interests with the long-term interests of the stockholders; and (d) making the compensation structure easy for the stockholders to understand. The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, in the sole discretion of each, may award additional compensation and benefits to their chairpersons, in view of the additional time and effort such persons are required to expend in order to perform their duties as chairpersons.
     8. Stock Ownership Guidelines. Each non-employee director is required to own shares of the Company’s common stock valued at three times his annual cash retainer. Existing non-employee directors will have five years from March 7, 2007, the date of the adoption of these stock ownership guidelines, to attain such level of ownership. Non-employee directors elected to the board after March 7, 2007 will have five years from the date of election to the Board to attain such level of ownership. In the event the annual cash retainer is increased, the non-employee directors will have three years from the effective date of such increase to acquire any additional shares needed to meet these stock ownership guidelines.
     9. Succession Plan. The Board shall develop, approve and maintain a succession plan for the Chief Executive Officer and other senior executives.
     10. Director Orientation. Company counsel and the Chief Financial Officer, with assistance from the Nominating and Corporate Governance Committee, shall be responsible for providing an orientation for new directors and for periodically providing materials and briefings to all directors on subjects that would assist them in discharging their duties. The orientation of new directors shall include visits to key sites and, to the extent not provided at meetings of the Board, briefings by senior management on the Company’s financial statements, strategic plans, key policies and key practices.
     11. Access to Independent Advisors. The Board, the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee may use reasonable amounts of time of the Company’s internal and independent accountants, internal and outside lawyers and other internal staff and independent accountants, lawyers and consultants to assist the Board and such committees in the discharge of their duties.
     12. Assessment of Performance. At least annually, following receipt of a performance assessment of the Board by the Nominating and Corporate Governance Committee, the Board shall discuss the Committee’s assessment and recommendations, if any, with a view to improving the effectiveness of the Board. The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee shall each perform a similar assessment of their performance.
     13. Reporting of Concerns. On or before December 31, 2003, the Company shall implement procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission to the Audit Committee of such complaints.
     14. Disclosure of these Guidelines. These Guidelines, the Company’s Code of Ethics and the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee shall be posted on the Company’s website and also shall be made available in print to any stockholder requesting it. Such availability shall be noted in the Company’s Annual Report to Stockholders.
Adopted by the Board of Directors — June 11, 2003.
Amended by the Board of Directors — March 7, 2007.